EXHIBIT 10.1

FIRST AMENDMENT TO

AMENDMENT, CONSENT AND FORBEARANCE AGREEMENT

     THIS FIRST AMENDMENT (this “Amendment”) TO AMENDMENT, CONSENT AND FORBEARANCE AGREEMENT is made and entered into on the 26th day of October, 2010 (the “Effective Date”), by and among THERMO NO. 1 BE-01, LLC, a Delaware limited liability company (the “Company”), THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, as Administrative Lender (the “Administrative Lender”), THE PRUDENTIAL INSURANCE COMPANY OF AMERICA and ZURICH AMERICAN INSURANCE COMPANY (the “Lenders”), DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent (the “Administrative Agent”) and Collateral Agent (the “Collateral Agent”), and (for the limited purposes set out in Sections 4, 6, 8, 10, 11, 13 and 14 of the Forbearance Agreement, as defined below) Raser Technologies, Inc. (“Raser”).

WITNESSETH:

     WHEREAS, the Company, the Administrative Agent, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of August 31, 2008 (as heretofore amended, the “Agreement”) entered into for the purpose of financing certain costs for the design, development, construction, installation, financing, testing, start-up and commissioning of the Facility;

     WHEREAS, the Parties entered into that certain Amendment, Consent and Forbearance Agreement dated as of July 9, 2010 (the “Forbearance Agreement”);

     WHEREAS, the Company has requested that the Administrative Lender, the Administrative Agent and the Collateral Agent agree to this Amendment in order to release $1.1 million in funds from the project accounts under the Account and Security Agreement in order to facilitate the continued orderly sale of the Facility;

     WHEREAS, the Administrative Lender has directed the Administrative Agent and the Collateral Agent to enter into this Amendment;

     WHEREAS, Raser is entering into this Amendment for the limited purposes set out in the Forbearance Agreement; and

     WHEREAS, the Company, the Lenders, the Administrative Lender, the Administrative Agent and the Collateral Agent desire to amend the Forbearance Agreement in certain respects as set forth herein.

     NOW, THEREFORE, in consideration of the agreements and covenants set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Any capitalized term used in this Amendment but not otherwise defined in this Amendment shall have the meaning ascribed to such term in the Forbearance Agreement and the Agreement, including by reference to Schedule Z.

     Section 2. Amendment of Section 6 of the Forbearance Agreement. Section 6 of the Forbearance Agreement is hereby deleted and replaced as follows:

      Section 6. Sale of the Facility or the Equity Interests in the Company. The Company and Raser hereby agree to use their commercially reasonable best efforts to sell, not later than February 1, 2011, the Facility and the other collateral described in Article XI of the Account and Security Agreement as an entirety or, in the case of Raser, to use its commercially reasonable best efforts to cause the Subsidiaries of Raser that are the owners of 100% of the Equity Interests in the Company to sell all such Equity Interests as an entirety; provided, that less than all the Facility and such other collateral, or less than all such Equity Interests, may be sold in a transaction that otherwise qualifies as a Qualifying Sale (as defined below) so long as the Lenders receive a $6,250,000 cash payment and all other requirements of the fourth sentence of this Section 6 are satisfied. Any such sale shall be solely for cash in Dollars and shall be made to a solvent Person that (a) is not an Affiliate of the Company, Raser, any Member in the Company, MLE, MLP, UTC or any other Person involved in the operation or development of the Project, (b) is not described in Section 1603(g) of ARRA, or described as being ineligible to receive payments under Section 1603 of ARRA or under any guidance, terms and conditions, frequently asked questions or other materials issued by the Department of the Treasury under Section 1603 of ARRA (“Treasury Guidance”), (c) has the requisite experience and resources to operate the Facility, and (d) agrees to operate the Facility continuously as “specified energy property” as such term is defined in Section 1603(d) of ARRA, and under any Treasury Guidance, through at least March 31, 2014 (a sale to any such Person meeting the foregoing requirements being a “Qualifying Sale”). Provided that no Forbearance Termination Event has occurred and is continuing at the time of any Qualifying Sale, the Lenders and the Administrative Lender agree to instruct the Collateral Agent in writing at such time to release its Liens under the Financing Documents in respect of the Facility and the other collateral described in Article XI of the Account and Security Agreement, or in respect of the Equity Interests in the Company, as the case may be (and any other collateral for the Obligations for which the Company has requested a lien release), against (x) payment in cash in Dollars to the Lenders of (i) 50% of the Net Proceeds (as hereafter defined) and (ii) all expenses (including legal fees) of the Administrative Lender and the Agents, provided, that the aggregate amount payable pursuant to subclause (i) of this sentence shall not exceed $6,250,000, and (y) delivery to the Lenders, the Administrative Lender and the Agents of a release which shall be executed by the Company, Raser and all Members in the Company and must be acceptable to the Administrative Lender and the Agents (it being understood that a release containing the terms, mutatis mutandis, of the release set out in Section 10 of this Forbearance Agreement shall be acceptable). Upon payment, at any time prior to the occurrence of a Forbearance Termination Event and whether from the Net Proceeds of a Qualifying Sale as described above or from a cash payment from the Company or Raser, equal to $6,250,000 plus the expenses (including legal fees) of the Administrative Lender and the Agents (and regardless of whether there has been a Qualifying Sale) and delivery of the releases, described in the preceding sentence, all obligations of the Company and Raser to the Administrative Agent, the Lenders and the Agents (other than those in Article IX of the

Agreement and any others that expressly survive repayment of the Obligations) shall be extinguished. As used in this Section 6, “Net Proceeds” shall mean the gross proceeds of the sale of the Project and the other collateral described in Article XI of the Account and Security Agreement as an entirety, or the proceeds of the sale of all the Equity Interests in the Company as an entirety, as the case may be, less the normal and customary costs of selling the foregoing (with brokerage commissions not to exceed 3% of the sales price and which may be payable only to Persons that are not Affiliates of the Company, Raser, any Member in the Company, MLE or any other Person involved in the operation or development of the Project). Normal and customary closing costs shall consist of any legal and professional fees and, in the case of the sale of the Facility and the other collateral described in Article XI of the Account and Security Agreement, premiums for a policy of owners’ title insurance but shall not include the payment of any Debt or of any obligation secured by a Lien against the asset being sold. The provisions of this Section 6 are in consideration for the amendments, consents, waivers forbearances and other agreements under this Forbearance Agreement, and such provisions shall not be deemed to create a joint venture, partnership or other joint ownership arrangement or relationship between the Lenders (including the Administrative Lender) and the Agents, on the one hand, and the Company, Raser and the Members in the Company on the other hand, and in no event do the parties intend, and in no event shall such provisions or any other portion of this Forbearance Agreement or any other Transaction Document be construed, to be an agreement by the Lenders (including the Administrative Lender) or the Agents to share in any operating or other losses or costs incurred by the Company, Raser or the Members in the Company or to be responsible, in any manner or to any extent, for any liabilities of the Company, Raser or the Members of the Company to any third party.

     Section 3. Representations and Warranties. The Administrative Lender agrees to instruct the Collateral Agent to instruct the Account Bank to disburse to Raser $1.1 million in funds from the project accounts (established under the Account and Security Agreement) under this Amendment.

     Section 4. Representations and Warranties. In order to induce the Administrative Lender and the Agents to enter into this Amendment, each of the Company and Raser represents and warrants (as to itself) that the following statements are true and correct as of the Effective Date:

(a) Organization; Powers. Each of the Company and Raser is duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite limited liability company or corporate power and authority to carry on its business as such business is now conducted, and as proposed to be conducted.

(b) Authority; Enforceability. The transactions contemplated by the Forbearance Agreement, as amended hereby, are within the Company’s or Raser’s limited liability company or corporate powers and have been duly authorized by all necessary limited liability company or corporate action. This Amendment has been duly executed and delivered by the Company or Raser and constitutes a legal, valid and binding obligation of the Company and Raser, enforceable in accordance with its terms except as such terms may be limited by (i) Bankruptcy, insolvency or similar laws affecting creditors’ rights generally, or (ii) general principles of equity, whether considered in a proceeding in equity or at law.

(c) Approvals; No Conflicts. The transactions contemplated by the Forbearance

Agreement, as amended hereby: (i) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any other third Person, nor is any such consent, approval, registration, filing or other action necessary for the validity or enforceability of the Forbearance Agreement, as amended hereby, any of such other documents or the consummation of the transactions contemplated by the Forbearance Agreement, as amended hereby, or thereby, except such as have been obtained or made and are in full force and effect or are not yet required to be obtained; (ii) will not violate any Applicable Law or regulation or the Organizational Documents of the Company or Raser or any order of any Governmental Authority; (iii) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Company, Raser or any of their respective Properties, or give rise to a right thereunder to require any payment to be made by the Company or Raser; and (iv) will not result in the creation or imposition of any Lien on any Property of the Company (other than the Liens created by the Financing Documents) or Raser.

(d) Litigation. There are no claims, actions, suits, investigations or proceedings (including any arbitration proceeding) of any nature, at law or in equity, pending or, to the knowledge of the Company and Raser, threatened by or against the Company, Raser or any of their respective Affiliates which would materially adversely affect the Company’s or Raser’s ability to execute, deliver and perform under the Forbearance Agreement, the Agreement or this Amendment and to consummate the transactions contemplated hereby or thereby.

     Section 5. Conditions Precedent. The parties hereto agree that this Amendment shall become effective upon the satisfaction of each of the following conditions:

(a) Execution and Delivery of this Amendment. The Administrative Lender and each Agent shall have received a copy of this Amendment executed and delivered by the Company and Raser.

(b) Resolutions. The Administrative Lender shall have received a certificate of (i) the secretary of IRP setting forth resolutions of its managers with respect to the authorization of this Amendment, and (ii) the secretary or an assistant secretary or Raser setting forth resolutions of its board of directors with respect to the authorization of this Amendment. (c) Payment of Costs, Expenses, Etc. The Company shall have paid all costs and expenses of the Agents and the Administrative Lender in connection with the preparation, reproduction, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder (including the fees and expenses of counsel for the Agents and the Administrative Lender). In addition, the Company shall have paid any and all stamp or other taxes, recordation fees and other fees payable in connection with the execution, delivery, filing or recording of this Amendment and the other instruments and documents to be delivered hereunder, and the Company agrees to hold the Agents and the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay or omission in paying such taxes or fees.

Section 6. RELEASE. IN CONSIDERATION OF THE LENDERS AND

THE AGENTS ENTERING INTO THIS AMENDMENT, THE COMPANY AND RASER HEREBY ACKNOWLEDGE THAT THEIR OBLIGATIONS UNDER THE

AGREEMENT, THE FORBEARANCE AGREEMENT AND THIS AMENDMENT AND EACH OTHER FINANCING DOCUMENT EXECUTED IN CONNECTION

THEREWITH OR HEREWITH ARE ABSOLUTE AND UNCONDITIONAL WITHOUT ANY RIGHT OF RESCISSION, SETOFF, COUNTERCLAIM, DEFENSE, OFFSET, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF THE

COMPANY’S LIABILITY TO REPAY THE OBLIGATIONS UNDER THE AGREEMENT, THE FORBEARANCE AGREEMENT, THIS AMENDMENT AND EACH OTHER FINANCING DOCUMENT EXECUTED IN CONNECTION THEREWITH OR HEREWITH OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM ANY RELEASED PARTY (AS DEFINED

BELOW). THE COMPANY AND RASER HEREBY INDEMNIFY ADMINISTRATIVE AGENT AND THE COLLATERAL AGENT AGAINST ANY ACTIONS TAKEN IN CONNECTION WITH THIS AMENDMENT AND VOLUNTARILY AND

KNOWINGLY RELEASE AND FOREVER DISCHARGE THE LENDERS, THE ADMINISTRATIVE LENDER AND THE AGENTS AND EACH OF THEIR RESPECTIVE AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, COUNSEL, AGENTS, ATTORNEYS-IN-FACT, SUCCESSORS, AND ASSIGNS (COLLECTIVELY, THE “RELEASED PARTIES”), FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND

LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE COMPANY OR RASER MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR

REGULATIONS, OR OTHERWISE, AND ARISING OUT OF OR IN CONNECTION WITH OR BY REASON OF THE AGREEMENT, THE FORBEARANCE

AGREEMENT, THIS AMENDMENT OR ANY OTHER FINANCING DOCUMENT EXECUTED IN CONNECTION THEREWITH OR HEREWITH, INCLUDING, WITHOUT LIMITATION, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE AGREEMENT, THE FORBEARANCE AGREEMENT, THIS AMENDMENT AND ANY OTHER FINANCING DOCUMENT EXECUTED IN CONNECTION THEREWITH OR HEREWITH, AND THE NEGOTIATION FOR AND EXECUTION OF THE AGREEMENT, THE FORBEARANCE AGREEMENT, THIS AMENDMENT AND THE DOCUMENTS EXECUTED IN CONNECTION

THEREWITH AND HEREWITH (BUT EXCLUDING IN ALL CASES ANY OF THE FOREGOING ARISING FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE RELEASED PARTIES). THE RELEASES AND WAIVERS CONTAINED IN THIS SECTION 6 ARE GIVEN AND MADE BY THE COMPANY AND RASER WITH THEIR FULL KNOWLEDGE AND UNDERSTANDING OF THE CIRCUMSTANCES AND EFFECT THEREOF AND AFTER THEIR HAVING CONSULTED LEGAL COUNSEL WITH RESPECT THERETO.

     Section 7. Confirmation. Except as specifically modified by this Amendment, the terms and provisions of the Forbearance Agreement are hereby ratified and confirmed and remain in full force and effect. Except as specifically modified by the Forbearance Agreement, as amended hereby, the terms and provisions of the Agreement are hereby ratified and confirmed and remain in full force and effect. The consents, forbearance and waivers contained herein and in the Forbearance Agreement shall be limited precisely as written and shall relate solely to the Agreement and the Financing Documents in the manner and to the extent described herein and in the Forbearance Agreement, and nothing in this Amendment or the Forbearance Agreement shall be deemed (a) to constitute a waiver of, or deviation from, compliance by the Company, Raser or any other Person with respect to any other term, provision or condition of this Amendment, the Forbearance Agreement, the Agreement or any other Transaction Document or with respect to any other transaction or matter, or (b) to prejudice any right or remedy that any Agent or Lender (including the Administrative Lender) may now have, or may have in the future, under or in connection with this Amendment, the Forbearance Agreement, the Agreement or any other Transaction Document.

     Section 8. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, excluding any conflicts of law rule or principle that might refer the governance or construction of this Amendment to the law of another jurisdiction. Each party hereby irrevocably submits to the jurisdiction of the courts of the State of New York in the County of New York or of the United States of America in the Southern District of New York and hereby waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue in an such action or proceeding in any such court.

     Section 9. Further Assurances. In connection with this Amendment and the transactions contemplated hereby, upon the request of the Administrative Lender and at the expense of the Company the parties hereto agree to execute and deliver any additional documents and instruments and perform any additional acts that may be reasonably required or useful to carry out the intent and purpose of this Amendment and as are not inconsistent with the terms hereof.

     Section 10. Public Announcements. The parties hereto shall consult with one another before issuing any public announcement, statement or other disclosure with respect to this Amendment or the matters contemplated hereby and no party shall issue any such public announcement, statement or other disclosure without the prior written consent of the other parties (which consent shall not be unreasonably withheld or delayed) unless such action is required by Applicable Law. Each party, upon the request of any other party, shall provide to such other party, and such other party shall have the right to review in advance all information relating to this Amendment or the matters contemplated hereby that appear in any filing made in connection with the transactions contemplated hereby.

     Section 11. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which together will constitute one instrument, binding upon all parties hereto, notwithstanding that all of such parties may not have executed the same counterpart.

     Section 12. Joint Efforts. To the full extent permitted by Applicable Law, neither this Amendment nor any ambiguity or uncertainty in this Amendment will be construed against any of the parties hereto, whether under any rule of construction or otherwise. On the contrary, this Amendment has been prepared by the joint efforts of the respective attorneys for, and has been reviewed by, each of the parties hereto.

     Section 13. Authorization of Collateral Agent. The Administrative Lender (with the consent of the Lenders) hereby directs the Collateral Agent to enter into this Amendment.

[Signatures on Next Page]

     IN WITNESS WHEREOF, each party has caused this Amendment to Amendment, Consent and Forbearance Agreement to be signed on its behalf as of the date first written above (with this Amendment to Amendment, Consent and Forbearance Agreement being executed by Raser only for the limited purposes set out in the Forbearance Agreement, as amended hereby).

THERMO NO. 1 BE-01, LLC, a Delaware limited liability company

By:	Intermountain Renewable Power, LLC
Its:	Managing Member

By: /s/ Richard D. Clayton
Name: Richard D. Clayton
Title: Manager

RASER TECHNOLOGIES, INC., a Delaware corporation By: /s/ Richard D. Clayton______ Name: Richard D. Clayton Title: Executive Vice President

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, as Administrative Lender

By: /s/ Brian N. Thomas ________________ Name: Brian N. Thomas Title: Vice President

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, as a Lender

By: /s/ Brian N. Thomas ________________ Name: Brian N. Thomas Title: Vice President

ZURICH AMERICAN INSURANCE COMPANY

By: Prudential Private Placement Investors, L.P., (as Investment Advisor)

By: Prudential Private Placement Investors, Inc. (as its General Partner)

By:_/s/ Brian N. Thomas_____ Vice President

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent and Collateral Agent

By: /s/ Li Jiang Name: Li Jiang Title: Associate

By: /s/ Yana Kislenko Name: Yana Kislenko Title: Assistant Vice President